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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 27, 2004


                            BOK FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Oklahoma                     000-19341               73-1373454
         --------                     ---------               ----------
(State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)            File Number)         Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (918) 588-6000


               _____________________N/A___________________________
          (Former name or former address, if changes since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  Other Events and Regulation FD Disclosure.

         On April 27, 2004, BOK Financial Corporation ("BOK Financial") issued a press release announcing the declaration of a three percent stock dividend payable on or about May 31 to shareholders of record on May 10 ("Press Release"). The full text of the Press Release is attached as Exhibit 99(a) to this report and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(c)      Exhibits

         99(a) Text of Press Release, dated April 27, 2004, titled "BOK Financial Corporation Board Declares 3 Percent Stock Dividend"




                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BOK FINANCIAL CORPORATION




                           By:  /s/ Steven E. Nell
                                --------------------------------
                                Steven E. Nell
                                Executive Vice President
                                Chief Financial Officer
Date:  April 27, 2004


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                                  Exhibit Index

Exhibit No.    Description

99(a) Text of Press Release, dated April 27, 2004, titled "BOK Financial Corporation Board Declares 3 Percent Stock Dividend"